UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): August 14, 2002


                               ___________________

                          Commission File No. 333-69864

                               ___________________


                          LEASE INVESTMENT FLIGHT TRUST


                         State of Organization: Delaware
                    IRS Employer Identification No. 51-65219
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000

















                       This document consists of 5 pages.

Item 9.  Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 is a copy of a Certification Pursuant to Section 906 of the Sabanes-Oxley Act of 2002 that was submitted to the Securities and Exchange Commission along with quarterly report on Form 10-Q for the quarterly period ended June 30, 2002.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LEASE INVESTMENT FLIGHT TRUST
                                    (Registrant)





        August 14, 2002              By:  /s/ David Treitel
      -------------------                 --------------------------------------
                                          David Treitel
                                          Equity Trustee and Controlling Trustee





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